                                                      Registration Nos. 333-___
                                                                        811-___


   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 4th, 2001

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                   /X/
Pre-Effective Amendment No. ___                                          / /
Post-Effective Amendment No. ___                                         / /
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                           /X/
Amendment No. ___                                                        / /
(Check appropriate box or boxes)

                         SCUDDER WEISEL CAPITAL FUNDS

              (Exact name of Registrant as specified in charter)

                               88 Kearny Street
                           San Francisco, CA  94108


                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code:  (415) 262-6100

                             c/o Peter H. Mattoon
                                   President
                          Scudder Weisel Capital LLC
                               88 Kearny Street
                            San Francisco, CA 94108

                    (Name and address of agent for service)

                 Please send copies of all communications to:

                             Robert W. Helm, Esq.
                                    Dechert
                              1775 Eye Street, NW
                             Washington, DC  20006


Approximate Date of Proposed Public Offering: The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                                                             Page 1 of Form N-1A

                         Scudder Weisel Capital Funds

                Scudder Weisel Capital Growth Opportunity Fund

                      Prospectus dated January 4th, 2001

This Prospectus concisely sets forth information about the Scudder Weisel Capital Growth Opportunity Fund (the "Portfolio") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Portfolio is a series of the Scudder Weisel Capital Funds (the "Fund").


Objective, Goals and Principal Strategies.

The Portfolio's investment objective is long-term capital appreciation. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a non-diversified portfolio of equity securities issued by companies with small to medium market capitalizations. The Portfolio currently considers an issuer having a market capitalization of $10 million to $10 billion to have a small to medium market capitalization. The Portfolio will invest in both domestic and foreign issuers. The Portfolio will invest in "growth" stocks.
The Portfolio's investment adviser will analyze each issuing company's financial condition, industry position, market, and economic conditions to select investments that they believe will outperform the overall market. There can be no assurance that the Portfolio will achieve its objective.

About the Portfolio.

The Portfolio's investment manager is Scudder Weisel Capital LLC ("Scudder Weisel"). Scudder Weisel is a registered investment adviser and broker-dealer. As investment manager, Scudder Weisel retains _______________ ("Investment Advisor"), a registered investment adviser, as investment adviser to manage the equity investments of the Portfolio on a day-to-day basis, subject to the supervision of Scudder Weisel. Scudder Weisel is also the distributor of the Portfolio's shares.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                      Prospectus dated January 4th, 2001

                               TABLE OF CONTENTS
                               -----------------

RISK/RETURN SUMMARY...............................................   3
FEES AND EXPENSES.................................................   5
PORTFOLIO MANAGEMENT..............................................   8
PRICING OF PORTFOLIO SHARES.......................................  12
HOW TO BUY AND SELL SHARES........................................  14
DIVIDENDS AND OTHER DISTRIBUTIONS.................................  19

RISK/RETURN SUMMARY

This is a summary that briefly describes the goal and principal investment strategies of the Portfolio and the risks of investing in the Portfolio. You should read this section along with the rest of this Prospectus.

Investment Objective/Goals

The Portfolio's investment objective is long-term capital appreciation. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a non-diversified portfolio of equity securities issued by companies with small to medium market capitalizations. The Portfolio currently considers an issuer having a market capitalization of $10 million to $10 billion to have a small to medium market capitalization. The Portfolio will invest in both domestic and foreign issuers. The Portfolio will invest in "growth" stocks.
The Portfolio's investment adviser will analyze each issuing company's financial condition, industry position, market, and economic conditions to select investments that they believe will outperform the overall market. There can be no assurance that the Portfolio will achieve its objective.

Principal Strategies

The Portfolio seeks to achieve its objective by identifying and investing at least 65% of its assets in the common stock of companies with small to medium market capitalizations. Companies with small to medium market capitalizations are those whose capitalizations are between $10 million and $10 billion. Companies whose capitalization no longer meets this definition after purchase will be considered to have small to medium market capitalization for purposes of the 65% policy.

The Investment Advisor is not constrained by any particular investment style. A "growth" investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. In buying and selling securities for the Portfolio, the Investment Advisor will analyze the current financial position and industry position of each issuer, and current economic and market conditions.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in equity securities following the Investment Advisor's approach. The Portfolio may invest up to 25% of its total assets in foreign equity securities. The Portfolio also may invest up to 10% of its total assets in futures and options on stock index futures, covered by liquid assets and in high-quality money market instruments to provide liquidity for redemptions.

                                 (Prospectus.)

Principal Risks

All investments carry some degree of risk which will affect the value of the Portfolio's investments, its investment performance and the price of its shares.

A principal risk of investing in the Portfolio is that returns may vary and you could lose money. There is no assurance that the Portfolio will achieve its investment objective. The securities the Portfolio holds might not appreciate, and could depreciate, during the time you are invested in the Portfolio, even if you are a long-term investor. If the value of the Portfolio's investment holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means that if you sell your shares in the Portfolio you would receive less money.

The Portfolio may invest a significant portion of its assets in companies with small market capitalizations. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. While these stocks may offer greater opportunities for long-term capital appreciation than larger, more established companies, they involve substantially greater risks of loss and price fluctuations. Companies with small capitalization may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies. Stock issued from companies with small capitalization may be less liquid than stock issued from larger companies.

The Portfolio may also invest up to 25% of its total assets in foreign securities. Foreign securities may be riskier than investments in securities of domestic companies because of factors such as, among others, unstable political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, inadequate company information, less liquid and more volatile markets, different accounting, auditing and financial reporting standards, higher commission rates and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different types of legal systems.

The value of an investment in the Portfolio depends to a great extent upon changes in market conditions. Domestic and foreign growth and economic conditions, interest rate levels and political events are among the factors affecting the securities markets of the Portfolio's investments. There is a risk that the Portfolio's Investment Advisor will not accurately predict the direction of these and other factors and, as a result, their investment decisions may not accomplish what they were intended to achieve.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the Portfolio involve investment risks, including the possible loss of principal.

                                 (Prospectus.)

Who Should Invest?

Only those investors who are looking to invest over the long term, able to tolerate market volatility, and interested in gaining exposure to companies with a small market capitalization.

Performance

This Portfolio began operations on ________, 2001. Therefore, performance information (including annual total returns, average annual total returns and best and worst calendar quarters) for a full calendar is not yet available.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio is new, and therefore, has no historical expense data. Thus, the numbers below are estimates, and actual expenses could be higher or lower. The fees depicted below do not include fees that institutions may charge for services they provide to you, such as account maintenance fees.

The Portfolio offers two classes of shares at this time, but reserves the right to offer different classes of shares in the future having different fee structures and methods of distribution.

Shareholder Fees                                            Class A      Class O
(fees paid directly from your investment)                   Shares       Shares
Maximum Sales Charge (Load) Imposed on Purchases/1/         4.75%        3.00%
Maximum Deferred Sales Charge (Load)                        None         None
Maximum Sales Charge (Load) Imposed in Reinvested
Dividends and other Distributions                           None         None
Wire Redemption Fee/2/                                      $15          $15
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)/3/
Management Fees                                             1.50%        1.50%
Distribution (12b-1) Fees                                   None         None
Shareholder Servicing Fee                                   0.50%        0.50%
Other Expenses/4/                                           -            -
Total Annual Portfolio Operating Expenses (other than       -            -
performance fee or interest expense on any borrowings)

/1/ The Class A sales charge may be waived under certain circumstances. See "Pricing of Portfolio Shares."

/2/  This wire redemption charge may be waived at the discretion of Scudder
Weisel.

/3/ Scudder Weisel has undertaken through _________ to reimburse a portion of the Portfolio's total expenses or waive a portion of its management fee to the extent that the Portfolio's total expenses (before payment of interest expense on any borrowings and any extraordinary expenses) in any fiscal year would otherwise exceed an annual rate of _______% for Class A and _______% for Class O shares.

/4/ "Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same, as shown in the table above, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 year         3 years
Class A Shares                     $               $
Class O Shares                     $               $


You would pay the following expenses if you do not redeem your shares:


                                   1 year         3 years
Class A Shares                     $               $
Class O Shares                     $               $

INVESTMENT TECHNIQUES AND RELATED RISKS

This section further describes the Portfolio's principal investment techniques that are summarized in the Risk/Return Summary. The Portfolio may invest in other securities and is subject to further restrictions and risks which are described in the Statement of Additional Information, which is incorporated by reference into, and therefore is a part of, this prospectus.

There is no assurance that the Portfolio will achieve its investment objective. Like all stock funds, the Portfolio's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Portfolio will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries. The securities the Portfolio holds might not appreciate, and could depreciate, during the time you are invested in the Portfolio, even if you are a long-term investor. If the value of the Portfolio's investments decreases, the Portfolio's NAV will also decrease, which means that if you sell your shares in the Portfolio you would receive less money. The Portfolio's ability to achieve its investment objective may also be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents in the Portfolio's investment holdings; and the timing, frequency and size of shareholder purchases and redemptions of the shares of the Portfolio.

Common Stocks. The Portfolio invests primarily in common stocks. Common stocks considered for purchase by the Portfolio may be listed or unlisted (subject to the limitation that the Portfolio may invest no more than 15% of its net assets in illiquid securities). There is no limit on the market capitalization of the companies in which the Portfolio may invest, or in the length of operating history for the companies. The Portfolio may invest in initial public offerings.

Common stocks represent shares of ownership in a corporation. Common stocks rank after debt, bonds and preferred stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. To the extent the Portfolio invests in common stock, the value of the Portfolio's investments will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Portfolio's NAV per share, which will fluctuate as the value of the securities held by the Portfolio changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

The Portfolio may engage in short-term trading, including with respect to initial public offerings. A high rate of portfolio turnover (100% or more) could produce higher trading costs which could detract from the Portfolio's performance, and could result in relatively higher taxable distributions to shareholders.

The Portfolio may also invest in options, futures and foreign currencies and may enter into some types of short-sales, for hedging and cash management purposes. Transaction costs associated with these strategies may affect the Portfolio's performance, and no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against. Hedging activity may relate to a specific security or to the Portfolio's investments as a whole. However, Scudder Weisel or the Investment Advisor may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed, or that a particular hedging instrument will be available for use by the Portfolio.

Securities Lending. In order to generate additional income and increase the Portfolio's returns, the Portfolio may lend investment securities on a short-term basis to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the Portfolio could realize additional gains or losses. The Fund may not lend securities or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties.

Although the Portfolio will receive collateral in connection with all loans of portfolio securities and such collateral will be marked to market, the Portfolio will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For example, loaned securities may have appreciated beyond the value of the collateral the Portfolio holds at the time of default. In addition, the Portfolio will bear the risk of loss on any collateral that it chooses to invest.

Borrowing and Reverse Repurchase Agreements. The Portfolio can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest). The Portfolio may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. This is a fundamental policy which can be changed only by shareholders. The Portfolio does not borrow money for the purpose of leveraging its securities portfolio but borrows for short-term liquidity (e.g., to pay the proceeds of redemptions).

Borrowings and reverse repurchase agreements by the Portfolio may involve leveraging. If the securities held by the Portfolio decline in value while these transactions are outstanding, the Portfolio's net asset value will decline in value by proportionately more than the decline in value of the securities.
In addition, reverse repurchase agreements involve the risks that the interest income earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Illiquid Securities. The Portfolio may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include private placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market.

To the extent that the Portfolio invests in illiquid securities, the Portfolio risks not being able to sell the securities at the time and the price that it would like. The Portfolio may have to lower the price, sell substitute securities or forego an investment opportunity, each of which may cause a loss to the Portfolio.


PORTFOLIO MANAGEMENT

Investment Manager and Investment Advisor. Under an investment management agreement ("Investment Management Agreement") with the Portfolio, Scudder Weisel, a registered investment adviser, provides supervisory and administrative services to the Portfolio, including supervision of the Portfolio's investment program. Scudder Weisel was formed as a joint venture among Thomas Weisel Partners Group LLC ("Thomas Weisel Partners"), Scudder Kemper Investments, Inc. and Zurich On-Line Financial Ltd. Currently, Scudder Kemper Investments, Inc. and Zurich On-Line Financing Ltd., each a majority- or wholly-owned subsidiary of Zurich Financial Services Group, together hold __% of the outstanding units of Scudder Weisel, and Thomas Weisel Partners holds __% of the outstanding units of Scudder Weisel. Management and employees of Scudder Weisel hold the remaining units. Scudder Weisel has no prior experience as an investment manager. Scudder Weisel's address is 88 Kearny Street, San Francisco, CA 94108.

Subject to general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Portfolio, Scudder Weisel provides the Portfolio with ongoing investment guidance, policy direction and monitoring of the Investment Advisor pursuant to the Investment Management Agreement.

As investment manager, Scudder Weisel has retained ______________ ("_____"), a registered investment adviser, as Investment Advisor pursuant to a sub-advisory agreement (a "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that ________ will manage the equity investments of the Portfolio on a day-to-day basis, subject to the supervision of Scudder Weisel and the Fund's Board of Trustee's (the "Board"). _______, located at ________________________ has provided asset management and advisory services since ______. As of _________, 2000, ___________ has provided investment advisory services for over $_______ billion of assets.

Investment Management Fee. For its advisory services, the Portfolio pays Scudder Weisel an investment management fee at an annual rate equal to 1.5 % of the Portfolio's average daily net assets. As set forth in the Sub-Advisory Agreement, Scudder Weisel compensates _____________ for their investment advisory services with respect to the Portfolio. ___________ is not compensated directly by the Portfolio.

The Portfolio and Scudder Weisel are seeking an exemptive order from the SEC that will permit Scudder Weisel, subject to approval by the Board, to add or eliminate investment advisers in Scudder Weisel's sole discretion without approval by the Portfolio's shareholders. If granted, such relief would require shareholder notification in the event of any change in investment adviser.
There is no assurance the exemptive order will be granted.

Investment Committee. An investment committee of _______________ consisting of senior portfolio management professionals is responsible for the day-to-day management of the Portfolio's investment portfolio.


OTHER EXPENSES OF THE PORTFOLIO

The Portfolio pays an investment management fee to Scudder Weisel, as set forth above, plus all its expenses other than those assumed by Scudder Weisel. The expenses of the Portfolio include the shareholder servicing fee, distribution fee, brokerage commissions, interest on any borrowings by the Portfolio, fees and expenses of outside legal counsel (including fees and

                                 (Prospectus.)

expenses associated with review of documentation for prospective investments by the Portfolio) and independent auditors, taxes and governmental fees, custody, expenses of printing and distributing prospectuses, reports, notices and proxy material, expenses of printing and filing reports and other documents with government agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements, fees and expenses of Trustees of the Portfolio not employed by Scudder Weisel or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

Kemper Service Company, whose principal business address is 811 Main Street, Kansas City, Missouri 64105-2005, serves as the transfer and dividend disbursing agent ("Transfer Agent") pursuant to a Transfer Agency Agreement with the Portfolio, under which the Transfer Agent (i) issues and redeems shares of the Portfolio, (ii) addresses and mails all communications by the Portfolio to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for any meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Portfolio, and (v) makes periodic reports to the Board concerning the operations of the Portfolio.

State Street Bank and Trust Company ("State Street") serves as the custodian of the Portfolio's assets (the "Custodian") pursuant to a custodial services agreement with the Portfolio, under which the Custodian (i) maintains a separate account in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's securities and (v) makes periodic reports to the Board concerning the Portfolio's operations.

In addition, State Street serves as administrator for the Portfolio pursuant to an administration agreement ("Administration Agreement"). State Street has agreed to maintain office facilities for the Portfolio; oversee the computation of the Portfolio's net asset value, net income and realized capital gains, if any; perform recordkeeping services for the Portfolio; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Portfolio. The Administration Agreement provides that State Street (or its delegate) shall not be liable under the Agreement except for its bad faith, negligence or willful misconduct in the performance of its duties and obligations thereunder.

DISTRIBUTION EXPENSES

Scudder Weisel acts as distributor of the Portfolio's shares. Pursuant to the Distribution Agreement, Scudder Weisel bears all of the expenses it incurs in providing its services under that Agreement. Scudder Weisel provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than existing shareholders. The Portfolio bears the cost of printing and mailing prospectuses and reports to existing shareholders. The Portfolio bears the cost of qualifying and maintaining the qualification of Portfolio shares for sale under the securities laws of the various states, including blue sky fees, and bears the expense of registering its shares with the Commission. Scudder Weisel may enter into additional agreements with various broker-dealers, including affiliates of Scudder Weisel, to provide distribution services to investors.


SHAREHOLDER SERVICING FEE

The Portfolio will pay Scudder Weisel a shareholder servicing fee at an annual rate of up to 0.50% of the net asset value of the outstanding shares of the Portfolio pursuant to a Shareholder Servicing Agreement. Scudder Weisel may enter into related arrangements with broker-dealers or other service or administrative firms ("intermediaries") to compensate them for providing shareholder services and the maintenance of accounts for their customers. These services include: the provision of personal, continuing services to investors in the Portfolio; receiving, aggregating and processing purchase and redemption orders; maintaining retirement plan accounts and providing and maintaining retirement plan records; communicating periodically with shareholders and providing information and responding to questions about the Portfolio, the shares, and handling correspondence from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services for shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; general account administration activities; and providing such other similar services as the Portfolio may reasonably request to the extent the intermediary is permitted to do so under applicable statutes, rules, or regulations. This fee is accrued daily as an expense of the Portfolio.

Scudder Weisel bears all of its expenses of providing services under the Shareholder Servicing Agreement, including the payment of any service fees to intermediaries. Scudder Weisel may compensate each intermediary at an annual rate of up to 0.50% of the net asset value of the outstanding shares of the Portfolio maintained and serviced by the intermediary. Intermediaries may include affiliates of Scudder Weisel.

Scudder Weisel may also provide some of the above services and may retain any portion of the fee under the Shareholder Servicing Agreement not paid to intermediaries to compensate itself for administrative functions performed for the Portfolio, including the provision of services to Scudder Weisel's customers.


PRICING OF PORTFOLIO SHARES

The Portfolio currently offers two classes of shares, Class A and Class O shares. The Portfolio reserves the right to add additional classes in the future. Class A and Class O shares of the Portfolio may be purchased through Scudder Weisel, who also serves as the distributor of the Portfolio's shares, or through selected dealers, at the net asset value per share next determined after a purchase order is received, plus a sales commission with respect to Class A shares. Class O shares may be purchased only by investment advisory clients of Scudder Weisel. This front-end load may be waived for certain customers of Scudder Weisel. The maximum sales charge for Class A shares is 4.75%. See the following table for the Class A commission schedule. The maximum sales charge for Class O shares is 3.0%. See the following table for the Class O commission schedule.

                                                    Annual Distribution Fees (as a
                           Sales Charge             % of average daily net assets)         Other Information
                           ------------             ------------------------------         -----------------
Class A                 Up to 4.75% of NAV                       None                 Service fee of up to 0.50% of
                                                                                      average daily net assets

Class O                 Up to 3% of NAV                          None                 Service fee of up to 0.50% of
                                                                                      average daily net assets

Purchase of Class A Shares. Class A shares are sold at net asset value plus a front-end sales charge, as set forth below.

Amount of Purchase                      Sales Charge as % of Net Asset Value
------------------                      ------------------------------------

Less than $100,000                                      4.75%

$100,000 but less than $750,000                         3.75%

$750,00 but less than $1.5 million                      2.75%

$1.5 million or more                                    1.00%

Purchase of Class O Shares. Investors may choose to purchase Class O shares of the Portfolio directly through Scudder Weisel at net asset value per share, plus a front-end sales charge, as set forth below.

Amount of Purchase                              Sales Charge as a % of Net Asset Value
------------------                              ------------------------------------------------
Less than $750,000                               3.0%

$750,000 but less than $1.5 million             2.00%

$1.5 million or more                            0.50%

The Portfolio receives the entire net asset value of all of its Class O shares sold. Scudder Weisel, the Portfolio's distributor, retains the entire sales charge. This sales charge will be waived for certain customers of Scudder Weisel.

Sales Charge Waivers. Scudder Weisel may, at its discretion, waive sales charges and minimum investment requirements for the purchase of shares of the Portfolio by or on behalf of (1) purchasers for whom Scudder Weisel or an investment adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of Scudder Weisel or an investment adviser and any affiliates of Scudder Weisel or an investment adviser, (3) Trustees and retired Trustees of the Portfolio (including spouses and children of Trustees and retired Trustees), (4) purchasers who use proceeds from an account for which Scudder Weisel or an investment adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase shares of the Portfolio, (5) brokers, dealers and agents who have a sales agreement with Scudder Weisel, and their employees (and the immediate family members of such individuals), (6) investment advisers or financial planners that have entered into an agreement with Scudder Weisel and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with Scudder Weisel, and (7) orders placed on behalf of other investment companies that Scudder Weisel or an investment adviser or an affiliated company distributes. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, shareholders must, at the time of purchase, give Scudder Weisel sufficient information to permit confirmation of qualification.

Which Arrangement is Best for You? The decision as to which class of shares provides the most suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. For more information about the Portfolio's alternative purchase arrangements, consult your financial representative or Scudder Weisel. Firms may receive different compensation depending upon which class of shares they sell.

Determination of Net Asset Value. If Scudder Weisel receives a purchase or redemption request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day.

The Portfolio's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time). The Portfolio reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if in its judgment an emergency exists.

Net asset value per share for each class of shares is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of outstanding shares of the Portfolio. The Portfolio's assets are valued generally by using available market quotations or, if market values are not readily available, at fair value as determined in good faith by the Board. Expenses are accrued daily and applied when determining the NAV.

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Portfolio values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If Scudder Weisel or the Investment Advisor believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Board.

Foreign securities may trade in their primary markets on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's portfolio may change on days when shareholders will not be able to buy or sell their shares.


HOW TO BUY AND SELL SHARES

Whether you are investing in the Portfolio for the first time or adding to an existing investment, the Portfolio provides you with several methods to buy its shares. Purchase orders must be received by the Portfolio's distributor, transfer agent or an authorized broker-dealer before the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Methods for Purchasing Shares

Investors may purchase shares:

 . By Broker. Any selected broker-dealer authorized by Scudder Weisel can sell you Class A shares of the Fund. Please note that broker-dealers may establish higher minimum investment requirements than the Fund, and may independently charge you transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the front-end sales charge, which will reduce your return.

 .  By Mail. To make direct investments, you must open an account with Scudder
   Weisel. Contact Scudder Weisel at 1-866-SWC-EDGE (1-866-792-3343). In addition, investment advisory clients of Scudder Weisel can purchase shares of the Fund directly through Scudder Weisel. You may open an account by completing, signing and mailing the attached account application form and a check or other negotiable bank draft (payable to ________) for $___ or more to: . For additional investments, send a letter stating the Portfolio you wish to purchase, your name and your account number with a check for $___ or more to the address listed above. We do not accept third-party checks.

 . On-line. You can access the Portfolio's online application or your existing account through the internet. For more information, please refer to ____________ at www.____.com, available 24 hours a day or call _________ between ____ a.m. and ____ p.m. (Pacific time), Monday - Friday.

 .  By Wire. To open a new account, you should call the Portfolio at (800) __-
   ____ to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the Portfolio's transfer agent at State Street Bank and Trust Company, located at _______. Wire instructions must state the Portfolio name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:


     ______________
     ABA# _________
     DDA# _________
     Account No.:

You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

 .  You may purchase shares through the Automatic Investment Plan.

 .  You may purchase shares through the Reinvestment Privilege.

Minimum Investment Requirements:

For your initial investment in the Portfolio                            $10,000

To buy additional shares of the Portfolio                               $ 1,000

To invest in the Portfolio for your IRA, Roth IRA,
or one-person SEP account                                               $10,000

To invest in the Portfolio for your Education IRA account               $10,000

To invest in the Portfolio for your UGMA/UTMA account                   $10,000

To invest in the Portfolio for your SIMPLE, SEP-IRA,
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account                                                       $10,000

After your account is established you may use any of the methods described below to buy or sell shares.

You can access the money you have invested in the Portfolio at any time by selling some or all of your shares back to the Portfolio.

Redemption Price

We will redeem shares at the NAV next determined after we receive the redemption request in proper form.

Policies for Redeeming Shares

 . For your protection, a signature guarantee is required for the following redemption requests: (a) redemption proceeds greater than $50,000; (b) redemption proceeds not being made payable to the record owner of the account; or (c) redemption proceeds not being mailed to the address of record on the account. You can obtain a signature guarantee from a financial institution such as a commercial bank, trust company, savings association or from a securities firm having membership on a recognized securities exchange.

Methods for Redeeming Shares

 . On-line. You can access the Portfolio's online application or your existing account through the internet. For more information, please refer to ____________ at www.____.com, available 24 hours a day or call _________ between ____ a.m. and ____ p.m. (Pacific time), Monday - Friday.

You may redeem shares of the Portfolio in several ways:

 .  By Mail. You may mail your redemption request to: State Street Bank and Trust
   Company, address. The redemption request should state the name of the Portfolio, share class, account number, amount of redemption, account name and where to send the proceeds. All account owners must sign.

 . By Telephone. You can redeem your shares by contacting your broker or calling the Portfolio at (800) _______. There is no minimum requirement for telephone redemptions. The Portfolio reserves the right to refuse a telephone redemption if it believes it advisable to do so. Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Portfolio reasonably believes that such instructions are genuine. The Portfolio and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Portfolio may incur liability if it does not follow these procedures.

 . On-line. You can place redemption orders on-line by accessing your account through the internet. For more information, please refer to ____________ at www.____.com, available 24 hours a day or call _________ between ____ a.m. and ____ p.m. (Pacific time), Monday - Friday.

 . By Wire. If your account is authorized for wire redemption, your proceeds will be wired directly to the bank account you have designated. Scudder Weisel charges a $15 service fee for a wire transfer of redemption proceeds, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call Scudder Weisel at 800-___-____ to request the appropriate form. Wire redemptions are not available for retirement accounts.

If you are redeeming at least $1,000 of shares and you have authorized expedited redemption on your account application form, simply call the Portfolio prior to 4:00 p.m. (Eastern time), and request the redemption proceeds be mailed to the commercial bank or registered broker-dealer you designated on your account application form. We will send your redemption proceeds to you on the next business day. We reserve the right at any time to change or impose fees for this expedited redemption procedure.

During periods of unusual economic or market activity, you may experience difficulties or delays in effecting telephone redemptions. In such cases you should consider placing your redemption request by mail.

You may redeem shares through the Automatic Withdrawal Plan.

You will have to wait to redeem your shares until the funds you use to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.

Shareholder Privileges

Automatic Investment Plan (AIP). Under the AIP you may arrange for periodic investments in the Portfolio through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the AIP application form or call the Portfolio at (800) _______. The minimum pre-authorized investment amount is $250. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

Automatic Withdrawal Plan (AWP). If you have an account value of $10,000 or more in the Portfolio, you may redeem shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $250. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in the AWP by completing the AWP application form available through the Portfolio's transfer agent. To participate in the AWP you must have your dividends automatically reinvested and may not hold share certificates.

Exchanges. An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund. You may exchange your Class A or Class B shares of the Portfolio for the same class of shares of any other fund managed by Scudder Weisel. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by Scudder Weisel. The usual sales charge applicable to investments in such other fund apply on shares for which no sales load was paid at the time of purchase. Currently, the Portfolio does not charge any exchange fees or charges. Exchanges are subject to the minimum initial purchase requirements for each fund, except with respect to tax-qualified programs. If you maintain your account with Scudder Weisel, you may exchange shares by completing a written exchange request and sending it to Scudder Weisel Capital LLC, 88 Kearny Street, Suite 2100, San Francisco, CA 94108. You can obtain an exchange form by calling Scudder Weisel at 1-800-______.

Exchanges are subject to the following restrictions: (i) the fund you are exchanging into must be available for sale in your state; (ii) you may exchange only between accounts that are registered in the same name, address and taxpayer identification number; (iii) before exchanging into a fund, read its prospectus;
(iv) exchanges may have tax consequences for you; (v) the Portfolio may terminate refuse exchange purchases by any person or group if, in Scudder Weisel's judgment, the Portfolio would be unable to invest the money effectively in accordance with the relevant fund's investment objective and policies, or would otherwise potentially be adversely affected; and (vi) the Portfolio may terminate or materially modify the exchange privilege in the future and, except as otherwise permitted by the Securities and Exchange Commission, the

Portfolio will give you 60 days' notice if it terminates or materially modifies the exchange privilege. In addition, the Portfolio reserves the right to refuse exchange purchases if, in the opinion of Scudder Weisel, the exchanges constitute a pattern of exchanges characteristic of "market timing," which Scudder Weisel may deed to be detrimental to the Portfolio or its shareholders. Currently, the Portfolio limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Scudder Weisel fund, subsequently exchanges those shares for shares of a different Scudder Weisel fund and then exchanges back into the originally purchased fund. The Portfolio has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased fund) more than six round trip exchanges in any twelve-month period.


DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolio intends to pay dividends from net investment income annually and distribute capital gains, if any, annually. The Portfolio may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Portfolio shares. Shares are purchased at the net asset value determined on the payment date.

If you buy shares of the Portfolio just before the Portfolio makes any distributions, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Portfolio's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Portfolio.

The Portfolio generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive. Shareholders generally will also have to pay taxes on Portfolio dividends.

The Portfolio will distribute substantially all of its income and gains to its shareholders every year. If the Portfolio declares a dividend in October, November or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You will generally be taxed on dividends you receive from the Portfolio, regardless of whether they are paid to you in cash or are reinvested in additional Portfolio shares. If the Portfolio designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Portfolio shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Portfolio shares by redemption. You will generally have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them.

Shareholders generally are required to report all Portfolio distributions on their federal income tax returns. The Portfolio will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Portfolio with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Outside back cover page.

The Statement of Additional Information for the Portfolio, dated _______, 2001 ("SAI"), contains further information about the Portfolio. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Portfolio's investments will be available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its previous fiscal year.

For additional copies of the prospectus and SAI please write to the following address: Scudder Weisel Capital Growth Opportunities Fund, Scudder Weisel Capital LLC, PO Box 509072, San Diego, CA 92150-9072. Additional information including the SAI and the most recent annual and semi-annual reports (when available) may be obtained without charge, at our Website (www._____.com). Shareholders may opt to be alerted by e-mail when a prospectus amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Portfolio (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-800-SEC-0330 for information about the operations of the public reference room. Reports and other information about the Portfolio are also available on the SEC's Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Scudder Weisel Capital LLC
88 Kearny Street
Suite 2100
San Francisco, CA 94108
Telephone: _________________
Toll-Free: (800) ___________
http://www._____________.com


Investment Company Act No.: 811______

                      STATEMENT OF ADDITIONAL INFORMATION

                         Scudder Weisel Capital Funds

                Scudder Weisel Capital Growth Opportunity Fund

                               January 4th, 2001

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read together with the Prospectus for the Scudder Weisel Capital Growth Opportunity Fund (the "Portfolio"), as a series of the Scudder Weisel Capital Funds (the "Fund"), dated January 4th, 2001 (as amended from time to time).

To obtain a copies of the Fund's Prospectus and the Fund's most recent shareholders report (when issued) free of charge, please access our Website
online (www.    .com) or call our toll-free number at (800) __________.
Capitalized terms not otherwise defined herein have the same meaning as set forth in the Prospectus.

                               TABLE OF CONTENTS

                                                 Page

FUND HISTORY....................................   3
THE FUND........................................   3
FUND POLICIES...................................  11
TRUSTEES AND OFFICERS...........................  13
INVESTMENT MANAGEMENT...........................  15
SERVICE PROVIDERS...............................  16
PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION..  18
ORGANIZATION, DIVIDEND AND VOTING RIGHTS........  20
SHAREHOLDER INFORMATION.........................  22
NET ASSET VALUE.................................  23
TAXATION........................................  24
UNDERWRITER.....................................  27
PERFORMANCE INFORMATION.........................  27
CODE OF ETHICS..................................  31
APPENDIX........................................  32

FUND HISTORY

The non-diversified Scudder Weisel Capital Growth Opportunity Fund (the "Portfolio") is a series of Scudder Weisel Capital Funds (the "Fund"). The Fund is organized as a Delaware business trust and was formed on December 28th, 2000.

THE FUND

The Fund is classified as an open-end, management investment company. The Fund's investment objective is long-term capital appreciation. This investment objective is not fundamental and therefore can be changed upon approval of the Board of Trustees. A change to the Fund's investment does not require approval of a majority (as defined in the Investment Company Act of 1940, as amended, and the Rules thereunder ("1940 Act")) of the Fund's outstanding voting interests. The investment manager of the Fund is Scudder Weisel Capital LLC, a registered investment adviser ("Scudder Weisel"). Scudder Weisel retains ________, a registered investment adviser, as investment adviser to the Scudder Weisel Capital Growth Opportunity Fund (the "Investment Adviser"). The Investment Adviser, on a day-to-day basis, manages the equity investments of the Fund subject to the supervision of Scudder Weisel.

Futures Contracts and Options Transactions. The Fund may enter into futures contracts and options on future contracts, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

The Fund may, but is not required to, use futures and options on futures for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet potential shareholder redemptions, to invest cash balances or dividends, or to minimize trading costs. The Fund will not use futures and options on futures for speculative purposes.

The Fund will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of the Fund's total assets.

Futures contracts and related options present the following risks: imperfect correlation between the change in market value of the Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which are potentially unlimited; and the possible inability of Scudder Weisel and the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

The Fund may use such instruments to hedge portfolio risks and for cash management purposes. Hedging activity may relate to a specific security or to the Fund's portfolio as a whole. However, Scudder Weisel or the Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed, or that a particular hedging instrument will be available for use by the Fund.

The Fund may use futures as a substitute for a comparable market position in the underlying securities. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations or published positions of the SEC, the Fund may be required to segregate liquid portfolio securities, including cash, in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide any appropriate additional disclosure in its Prospectus.

The Fund may use such instruments to hedge portfolio risks and for cash management purposes. Hedging activity may relate to a specific security or to the Fund's portfolio as a whole. However, Scudder Weisel or the Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed, or that a particular hedging instrument will be available for use by the Fund.

Forward commitments, when-issued purchases and delayed-delivery transactions. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which the Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund currently does not intend to invest more than 5% of its assets in when-issued securities during the coming fiscal year. The Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Short-term instruments and temporary investments. The Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions. The instruments in which the Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Fund's investment advisor; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Fund's investment advisor are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

Bank Obligations. The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Investment Grade Debt Securities. The Fund may invest in or hold investment grade debt securities. Investment grade debt securities are securities rated "Baa" or higher by Moody's Investors Service Inc. ("Moody's") or "BBB" or higher by Standard and Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") or comparable quality unrated securities. Those investment grade debt securities rated "Baa" or "BBB," while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed-income securities.

Commercial Paper and Short-Term Corporate Debt Instruments. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P and other nationally recognized statistical rating organizations are more fully described in the attached Appendix.

Repurchase Agreements. The Fund may enter into a repurchase agreement wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered loans by the Fund. All repurchase transactions must be fully collateralized.

In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund limits investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Scudder Weisel will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion the investment advisor are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Floating- and variable-rate obligations. The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Loans of portfolio securities. The Fund may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

Investment company securities. The Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company,

(ii) 5% of the Fund's net assets with respect to any one investment company and
(iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Fund may also purchase shares of exchange-listed closed-end funds.

Illiquid securities. To the extent that such investments are consistent with its investment objective, the Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Obligations of Foreign Governments, Banks and Corporations. The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which the Fund may invest.

To the extent that such investments are consistent with its investment objective, the Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Fund may also invest a portion of its total assets in high quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Unrated, Downgraded and Below Investment Grade Investments. The Fund may purchase instruments that are not rated if, in the opinion of its investment advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund provided that the amount of such securities held by the Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

Because the Fund is not required to sell downgraded securities, the Fund could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or in unrated, low quality (below investment grade) securities. Although they may offer higher yields than do higher rated securities, low rated, and unrated, low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated, low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated, low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated, low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities.

Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated, low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Fund may incur additional expenses to seek recovery.

Warrants. To the extent that such investments are consistent with its investment objective, the Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which the Fund may invest directly.

Securities Related Businesses. The 1940 Act limits the ability of the Fund to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities ("financial companies").

Portfolio Turnover Rate. The portfolio turnover rate for the Fund generally is not expected to exceed __%. This portfolio turnover rate will not be a limiting factor when the investment advisor deems portfolio changes appropriate.
Turnover of portfolio securities results in brokerage and other transactional expenses for the Fund. Accordingly, a high turnover rate will result in higher Fund expenses.


FUND POLICIES

Fundamental Investment Restrictions

The following are the Fund's fundamental investment restrictions which, along with the Fund's investment objective, cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of the Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

Unless indicated otherwise below, the Fund:

1. may not invest 25% or more of the Fund's total assets in any one industry. Investments in securities issued by the U.S. government or states or local governments or related agencies and instrumentalities are not considered to be an industry for these purposes;

2. may not issue senior securities, except as permitted under the 1940 Act;

3. may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes. The Fund may also borrow money from other persons to the extent permitted by applicable law;

4. may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the disposition of portfolio securities;

5. may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

6. may not purchase or sell physical commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

7. may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in certain short-term or temporary debt obligations, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed 33 1/3% of the Fund's total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Fund.

8. may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

Non-Fundamental Operating Restrictions

The following are the Fund's non-fundamental operating restrictions, which may be changed by the Fund's Board of Trustees without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

2. purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

3. invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act; and

4. may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

Temporary Defensive Position

   During periods of unusual economic or market conditions or for temporary defensive positions or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments. These investments may result in a lower investment return than would have been obtained had the Fund adhered to its standard investment policies.


TRUSTEES AND OFFICERS

The Board of Trustees (the "Board") has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities and conformity with Delaware law and the stated policies of the Fund. The Board elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The Trustees and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each "interested or affiliated person," as defined in the 1940 Act, is indicated by an asterisk (*):

---------------------------------------------------------------------------------------------------
Name, Address, and Age       Position(s) Held with the Fund    Principal Occupation(s) During the
                                                               Past 5 Years
---------------------------------------------------------------------------------------------------
                             Trustee and Chairman of the
                             Board

                             Trustee

                             Trustee

                             Trustee

                             Trustee

                             President

                             Vice President and Treasurer

                             Assistant Treasurer

                             Vice President and
                             Secretary

                             Assistant Secretary

The Fund pays each non-affiliated Trustee a fee of $1,000 per Board meeting, plus an annual retainer of $15,000. In addition, the Fund reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Fund receive no compensation or expense reimbursement. The following table provides an estimate of each Trustee's compensation for the current fiscal year.

Estimated Compensation Table

---------------------------------------------------------------------------------------------------
                                                                     Total Compensation From
  Name of Person, Position                  Aggregate                      Fund Complex
                                        Compensation from             Expected to be Paid to
                                             the Fund                        Trustees
---------------------------------------------------------------------------------------------------
                                               ___                             ___
                                               ___                             ___
                                               ___                             ___
                                               ___                             ___
                                               ___                             ___

     No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Fund's expenses.
____________

Control Persons and Principal Holders of Securities

A shareholder that owns more than 25% of the Fund's voting securities is presumed to control the Fund under the 1940 Act. As of __________, 2001, Scudder Weisel owned 100% of the Fund's outstanding shares. There are no other shareholders holding 25% or more of the Fund's outstanding shares as of the date of this SAI. For information about Scudder Weisel, see "Investment Management" below.


INVESTMENT MANAGEMENT

Investment Manager. Subject to general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, Scudder Weisel provides the Fund with ongoing investment guidance and policy direction.

For its advisory services, the Fund pays Scudder Weisel an investment management fee at an annual rate equal to __% of the Fund's average daily net assets. Scudder Weisel has entered into a sub-advisory agreement (a "Sub-Advisory Agreement") with ____ ("__"), to delegate the day-to-day discretionary management of the Fund's assets, subject to the supervision of Scudder Weisel, as described above. _____, located at ____, has provided asset management and advisory services since ___________. As of ___________, 2000, ____ and its affiliates provided investment advisory services for over $__ billion of assets. Scudder Weisel compensates ____ for its advisory services with respect to the Scudder Weisel Capital Growth Opportunity Fund.

Under the Sub-Advisory Agreement, ____ is responsible for the day-to-day management of the Fund's assets pursuant to the Fund's investment objective and restrictions. The Sub-Advisory Agreement is subject to the same Board approval, oversight and renewal process as the Investment Management Agreement.

Both the Investment Management Agreement and the Sub-Advisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Fund's Board of Trustees and (ii) by a majority of the Trustees of the Fund who are not parties to the Investment Management Agreement or the Sub-Advisory Agreement or affiliates of any such party. Both the Investment Management Agreement and the Sub-Advisory Agreement may be terminated on 60 days' written notice any such party and will terminate automatically if assigned.

____ may manage assets for other investment companies or accounts and may employ various strategies in the course of such asset management. If these strategies indicate particular securities should be purchased or sold at the same time by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to the clients of ____. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

The Fund and Scudder Weisel are seeking an exemptive order from the SEC that would permit Scudder Weisel, subject to approval by the Board, to add or eliminate investment sub-advisers in Scudder Weisel's sole discretion without approval by the Fund's shareholders. If granted, such relief would require shareholder notification in the event of any change in investment sub-advisers. There is no assurance the exemptive order will be granted.


SERVICE PROVIDERS

Principal Underwriter. Scudder Weisel, the Fund's investment manager, is also the distributor of the Fund's shares.

Administrator. State Street Bank and Trust Company ("State Street" or the "Administrator"), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, serves as administrator for the Fund pursuant to an administration agreement ("Administration Agreement"). State Street has agreed to maintain office facilities for the Fund; oversee the computation of the Fund's net asset value, net income and realized capital gains, if any; perform recordkeeping services for the Fund; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Fund.

The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its bad faith, negligence or willful misconduct in the performance of its duties and obligations thereunder.

Custodian. State Street also serves as custodian of the assets of the Fund ("Custodian") and has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The Custodian has no responsibility for any of the investment policies or decisions of the Fund.

Transfer Agent and Dividend Disbursing Agent. Kemper Service Company, whose principal business address is 811 Main Street, Kansas City, MO 64105-2005, has been selected to serve as the Fund's transfer agent and dividend paying agent (the "Transfer Agent"). The Transfer Agent issues and repurchases shares of the Fund, addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for any meetings of shareholders, maintains shareholder accounts, responds to correspondence of the Fund, and makes periodic reports to the Board of Trustees concerning the operations of the Fund as requested. The Transfer Agent may delegate some or all of these responsibilities to a sub-transfer agent at its discretion from time to time. The Transfer Agent is affiliated with Scudder Weisel. It is anticipated that an affiliate of Scudder Weisel will succeed the Transfer Agent upon completion of the transfer agency organizational process, although the Transfer Agent may continue to perform transfer agency services for the Fund.

Administrative Services. Shareholder services are provided to the Fund under a Shareholder Services Agreement ("Services Agreement") with Scudder Weisel. Scudder Weisel bears all its expenses of providing services pursuant to the Services Agreement, including the payment of service fees. For the services under the Services Agreement, the Fund pays Scudder Weisel a shareholder services fee, payable monthly, at an annual rate of up to 0.50% of average daily net assets of the shares of the Fund.

Scudder Weisel enters into related arrangements with various broker-dealer firms and other service or administrative firms ("intermediaries") that provide services and facilities for their customers or clients who are investors in the Fund. The intermediaries provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, the provision of personal, continuing services to investors in the Fund; receiving, aggregating and processing purchase and redemption orders; maintaining retirement plan accounts and providing and maintaining retirement plan records; communicating periodically with shareholders and providing information and responding to questions about the Fund, the shares, and handling correspondence from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing subaccounting services for shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; general account administration activities; and providing such other similar services as the Fund may reasonably request to the extent the intermediary is permitted to do so under applicable statutes, rules, or regulations.

Scudder Weisel pays each intermediary a service fee, normally payable quarterly, at an annual rate of up to 0.50% of the net assets in Fund accounts that the intermediary maintains and services, commencing with the month after investment. Services to which service fees may be paid may include affiliates of Scudder Weisel.

Scudder Weisel also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to intermediaries to compensate itself for administrative functions performed for the Fund, including with respect to customers of Scudder Weisel. In addition, Scudder Weisel may, from time to time, from its own resources, pay certain intermediaries additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

Independent Accountants. _____________________________, located at ____, acts as independent accountants for the Fund.

Legal Counsel. Dechert, 1775 Eye Street N.W., Washington, DC 20006-2401, acts as legal counsel for the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Sub-Advisory Agreement and subject to policies established by the Board and the supervision of Scudder Weisel, and ____ each, an "Adviser," are responsible for the Fund's investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker-dealer's risk in positioning the securities involved. While an Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that an Adviser manages, and for which an adviser has brokerage placement authority, in the interest of seeking the most favorable overall net results. When an Adviser determines that a particular security should be bought or sold for the Fund and other accounts managed by an Adviser, the Adviser undertakes to allocate those transactions among the participants equitably.

The Fund may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and an execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee, or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of Scudder Weisel, including __________ (the "Affiliated Broker"). Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Broker, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize any Affiliated Broker for agency transactions is subject to restrictions intended to ensure that, among other things, any compensation paid by the Fund to an Affiliated Broker is fair and reasonable. __________ frequently acts as an underwriter in connection with initial public offerings of companies in the technology sector. The Fund's ability to purchase securities in an underwriting in which __________ or another Affiliated Broker participates is limited pursuant to Rule 10f-3 under the 1940 Act. The limitations imposed under this Rule may impact the Fund's ability to take advantage of market opportunities and the Fund's overall performance.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

In placing orders for portfolio securities of the Fund, an Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Adviser seeks to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While an Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, an Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, an Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Trustees.

When it can be done consistent with the policy of obtaining the most favorable net results, an Adviser may place orders with broker-dealers who supply research, market and statistical information to the Fund or an Adviser. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. An Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research, market and statistical information from broker-dealers may be useful to the Fund and to an Adviser, it is the opinion of each Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to an Adviser in providing services to clients other than the Fund and not all such information is used by an Adviser in connection with the Fund. Conversely, such information provided to an Adviser by broker-dealers with whom other clients of an Adviser effect securities transactions may be useful to an Adviser in providing services to the Fund.

Certain of the brokers or dealers with whom the Fund may transact business offer commission rebates to the Fund. Each Adviser considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by ___________ based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.


ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Portfolio is currently the only operating series of the Trust. The Portfolio is currently authorized to issue Class A and Class O shares.

All shareholders of the Fund may vote on each matter presented to shareholders, except with respect to matters affecting a particular class, in which case, pursuant to Rule 18f-3 under the 1940 Act, only those shareholders of the particular class will vote. Fractional shares have the same rights proportionately as do full shares. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Fund. Shares of the Fund have no preemptive, conversion, or subscription rights. If the Fund issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Fund have equal voting rights. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Fund will not hold an annual meeting of shareholders unless required by the 1940 Act. The Fund will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Fund's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Fund, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Declaration of Trust further provides that obligations of the Fund are not binding upon its trustees individually but only upon the property of the Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Fund protects a trustee against any liability to which a trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Fund. Similarly, Delaware law provides that a series of the Fund will not be liable for the debts or obligations of any other series of the Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

The fiscal year of the Fund ends on _________.

SHAREHOLDER INFORMATION

Shares are sold through the Distributor and selected dealers.

Pricing of Fund Shares. Shares of the Fund are sold at net asset value, plus any applicable sales charge with respect to Class A and Class O shares. The net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open for trading Monday through Friday except on national holidays observed by the NYSE.

Retirement Plans. Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs.
An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper order.

Other Redemption Information. Redemption proceeds are normally paid in cash. However, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

The Fund reserves the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed other than for customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders; or (iv) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The Fund may involuntarily redeem an investor's shares if the net asset value of such shares is less than $250; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $250 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

NET ASSET VALUE

The net asset value per share of the Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of classes of shares will vary based on expenses borne by each class. The net asset value of shares of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading. The NYSE is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the time and in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

Securities listed primarily on foreign exchanges may trade on days when the Fund's net asset value is not computed, and therefore, the net asset value of a Fund may be significantly affected on days when investors have no access to the Fund.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker-dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide market maker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price.

If a security is traded on more than one exchange, or upon one or more exchanges and the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects the fair market value of the property on the valuation date.


TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund. The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions. Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced

(including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding. The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


UNDERWRITER

Distribution of Shares. Under a Distribution Agreement with the Fund ("Distribution Agreement"), Scudder Weisel acts as underwriter of the Fund's shares. Pursuant to the Distribution Agreement, Scudder Weisel bears all of the expenses it incurs in providing its services under that Agreement. Scudder Weisel provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than existing shareholders. The Fund bears the cost of printing and mailing prospectuses and reports to existing shareholders. Scudder Weisel bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and the Fund bears the expense of registering its shares with the Commission. Scudder Weisel may enter into additional agreements with various broker-dealers, including affiliates of Scudder Weisel, to provide distribution services to investors.

The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares.


PERFORMANCE INFORMATION

The Fund may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Investment Advisor may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of the Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Fund's performance.

Average Annual Total Return. The Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated as follows:

P(1+T)(To the power of n) = ERV

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
N = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.

Total Return. Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period will be calculated by first taking an investment (assumed below to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative Total Return. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Yield. The yield will be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b+1)(To the power of 6)-1],
           ---
             cd

where:

a = dividends and interest earned during the period;
b = expenses accrued for the period (net of reimbursements);
c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

d = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

Performance Comparisons:

Lipper Analytical Services, Inc. ("Lipper") and Other Independent Ranking Organizations. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

Morningstar, Inc. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

Independent Sources. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

Indices. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices. As a managed fund, the Fund will have greater such differences than a fund whose investment objective/policy is to track an index.

Historical Asset Class Returns. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Portfolio Characteristics. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

Measures of Volatility and Relative Performance. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

  Standard deviation = the square root of  S(xi - xm)2
                                            ----------
                                               n-1

Where:     S = "the sum of",

  xi  = each individual return during the time period,
  xm  = the average return over the time period, and
  n   = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

CODE OF ETHICS

The Fund, Scudder Weisel, and          each has adopted a code of
                              --------
ethics as required by applicable law, which is designed to prevent affiliated
persons of the Fund, the Fund, Scudder Weisel, and        from
                                                   -------
engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet from the SEC's website at http://www.sec.gov.

APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

"A-1" and "Prime-1" Commercial Paper Ratings

The rating "A-1" (including "A-1+") is the highest commercial paper rating assigned by S&P. Commercial paper rated "A-1" by S&P has the following characteristics:

 .  liquidity ratios are adequate to meet cash requirements;
 .  long-term senior debt is rated "A" or better;
 .  the issuer has access to at least two additional channels of borrowing;
 .  basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
 .  typically, the issuer's industry is well established and the issuer has a strong position within the industry; and . the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated "A-1", "A-2" or "A-3". Issues rated "A-1" that are determined by S&P to have overwhelming safety characteristics are designated "A-1+".

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

 .  evaluation of the management of the issuer;
 .  economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
 .  evaluation of the issuer's products in relation to competition and customer acceptance;
 .  liquidity;
 .  amount and quality of long-term debt;
 .  trend of earnings over a period of ten years;
 .  financial strength of parent company and the relationships which exist with the issuer; and
 . recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

S&P's ratings are as follows:

 .  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
 . Bonds rated "AA" have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
 . Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
 . Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
 . Debt rated "BB", "B", "CCC", "CC" or "C" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.
 .  The rating "C1" is reserved for income bonds on which no interest is being paid.
 . Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

 . Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
 .  Bonds which are rated "Aa" are judged to be of high quality by all standards.
   Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
 . Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
 . Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
 . Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
 . Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
 . Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
 . Bonds which are rated "Ca" represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.
 . Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from "Aa" through "B" to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

Scudder Weisel Capital LLC
88 Kearny Street
Suite 2100
San Francisco, CA 94108
Telephone:
          ---------------
Toll-Free:
          ---------------
Internet: http://www.       .com
                     -------

                                    PART C:
                               OTHER INFORMATION


Item 23.  Exhibits

        (a) Declaration of Trust./1/

        (b) Bylaws./1/

        (c) Certificates of Shares will not be issued. The Declaration of Trust defines the rights of holders of the Shares./1/

        (d) Investment Management Agreement between Scudder Weisel Capital LLC, and ________________./1/

        (e) Distribution agreement between Scudder Weisel Capital LLC and Registrant./1/

        (f) Not applicable.

        (g) Custody Agreement between State Street Bank and Trust Company and the Registrant./1/

        (h) Form of Administration Agreement between State Street Bank and Trust Company and the Registrant./1/

        (i) Opinion and consent of Dechert with respect to the Registrant./1/

        (j) Consent of Auditors./1/

        (k) Not applicable.

        (l) Subscription Agreement for Initial Capital./1/

        (m) Not applicable.

        (n) Not applicable.

        (o) Rule 18f-3 plan./1/



/1/To be filed by amendment.

Item 24.  Persons Controlled by or Under Common Control With Registrant

        Not applicable.


Item 25.  Indemnification

       To be provided by amendment.


Item 26.  Business and Other Connections of Investment Adviser

        To be provided by amendment.


Item 27.  Principal Underwriters.

        To be provided by amendment.


Item 28.  Locations of Accounts and Records

        Accounts and Records of the Fund are maintain at the Fund's office at 88 Kearny Street, San Francisco, CA 94108.


Item 29.  Management Services

        Not applicable.


Item 30.  Undertakings

        1........Not Applicable.

        2........Not Applicable.

        3........Not Applicable.

        4........The Registrant undertakes:

                 a. To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by
                     Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                 b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 c. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

             5.  Not applicable.

             6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco in the State of California, on the 29th day of December, 2000.

                              Scudder Weisel Capital Funds (Registrant)

                              By:    /s/ Peter H. Mattoon
                                     --------------------

                              Name:   Peter H. Mattoon
                              Title:  President and Trustee


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                                      Title                            Date
---------                                      -----                            ----

/s/ Peter H. Mattoon               President and Trustee                 December 29th, 2000
--------------------------------   (principal executive officer)
Peter H. Mattoon

/s/ Joseph McCuine                Treasurer (principal financial         December 29th, 2000
--------------------------------  and accounting officer)
Joseph McCuine